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                                                                    EXHIBIT 99.1

                              CERTIFICATION OF CEO

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Quarterly Report of Form 10-Q of the National Housing Trust Limited Partnership for the period ending June 30, 2002 as filed with the Securities and Exchange commission on the date hereof, I James A Bowman, Chief Executive Officer of the Limited Partnership, do hereby certify, pursuant to 18 U.S.C. Section 1350, as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and

(2) The information contained in the report fairly presents, in all material respects, that financial condition and result of operations of the Limited Partnership.

Date August 14, 2002            By /s/ James A Bowman
     ---------------               ------------------
                                      James A. Bowman, President
                                      and Chief Executive Officer
                                      NHT, Inc., General Partner for
                                      National Housing Trust Limited Partnership

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